UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

Eagle Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 326-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EGRX	The Nasdaq Stock Market LLC(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)	On October 1, 2024, Eagle Pharmaceuticals, Inc. received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel had determined to delist the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), from Nasdaq. Trading in the Common Stock on Nasdaq was suspended effective October 3, 2024. The Common Stock began trading on the OTC Expert Market on October 4, 2024 under the symbol “EGRX.”

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On December 2, 2024, Eagle Pharmaceuticals, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of October 30, 2024, by and between the Company and Equiniti Trust Company, LLC, as rights agent (as amended, the “Rights Agreement”).

The Amendment makes certain technical amendments to the rights and obligations of the Board of Directors of the Company to administer and make determinations with respect to the Rights Agreement and the rights issued thereunder. The Rights Agreement otherwise remains unmodified and in full force and effect in accordance with its terms.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Amendment No. 1, dated as of December 2, 2024, to Rights Agreement, dated as of October 30, 2024, by and between Eagle Pharmaceuticals, Inc. and Equiniti Trust Company, LLC, as rights agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE PHARMACEUTICALS, INC.

Dated: December 2, 2024	By:	/s/ Michael Graves
Michael Graves Interim Principal Executive Officer